AEGION®
Stronger. Safer. Infrastructure.®

EXHIBIT 99.1

August 1, 2018
St. Louis, Missouri

AEGION CORPORATION REPORTS 2018 SECOND QUARTER FINANCIAL RESULTS

Management continues to target adjusted EPS growth of at least 30% in 2018; Exiting underperforming operations

- Q2’18 earnings per diluted share were $0.24 compared to earnings per diluted share of $0.33 in Q2’17. Q2’18 adjusted (non-GAAP)[1] earnings per diluted share were $0.34, improving from prior year earnings per diluted share of $0.33.
- Contract backlog as of June 30, 2018 remains strong at $738 million, driven by new orders in the quarter of $352 million and a record ending backlog position in North America CIPP.
- Aegion's continued focus on simplifying the business to generate more predictable results led to decisions to exit CIPP contracting operations in Denmark and Australia, with actions expected to be completed by the end of FY'18. As part of the 2017 Restructuring program, management will further evaluate its international footprint to assess the long-term viability of each business unit.

[1]Adjusted (non-GAAP) results exclude certain charges related to the Company’s restructuring activities, acquisition and divestiture-related expenses and credit facility amendment fees. Reconciliation of adjusted results begins on page 8.

Q2 2018 HIGHLIGHTS

- Infrastructure Solutions' adjusted operating income of $12 million improved 43 percent from the prior-year period, despite $1 million in adjusted operating losses in the quarter and $2.5 million in adjusted losses year to date from Australia and Denmark CIPP contracting businesses.
- Corrosion Protection results include strong performance on the international field joint coatings projects and a 600 basis point adjusted gross margin improvement in the cathodic protection business that helped offset lost contribution from the large deepwater project substantially completed in FY'17.
- Energy Services delivered year-over-year improvement in operating income while continuing to invest for further growth in specialty services offerings.

“Aegion delivered Q2’18 adjusted EPS above Q2’17, despite significant prior year contribution from the large deepwater project. Results benefited from top-line strength in North America CIPP, improved cathodic protection margins and strong execution on the large international coating projects.

Looking forward, we are exiting our Denmark and Australia CIPP contracting operations as part of a further comprehensive review of our international footprint. We see 2H'18 tailwinds from our strong backlog position, which includes record North America CIPP levels, recently awarded North America Tite Liner® projects and nearly 40 percent in remaining work on the large international coating projects. With this market strength and ongoing productivity improvements, we are poised to deliver significantly higher 2H’18 results and continue to expect adjusted EPS growth of at least 30 percent in FY'18."

Charles R. Gordon, President and Chief Executive Officer



Revenues
$354.5
$335.0
(5.5)%
Q2'17
Q2'18
Gross Profit
$79.8
$71.1
(10.9)%
$79.8
$71.1
(10.9)%
Operating Income
$21.7
$14.5
(33.2)%
$21.9
$18.2
(17.0)%
in USD millions, except percentages
– GAAP results
– Adjusted (non-GAAP)1 results
Gross Margin
22.5%
21.2%
22.5%
21.2%
Operating Margin
6.1%
4.3%
6.2%
5.4%

INFRASTRUCTURE SOLUTIONS GREW REVENUES, GROSS PROFIT AND OPERATING INCOME FROM Q2'17


Revenues
$148.3
$160.7
8.4%
Q2'17
Q2'18
Gross Profit
$34.4
$35.9
4.6%
Q2'17
Q2'18
$34.4
$35.9
4.6%
Q2'17
Q2'18
Operating Income
$8.4
$9.5
13.4%
Q2'17
Q2'18
$8.7
$12.4
42.6%
Q2'17
Q2'18
in USD millions, except percentages
Gross Margin
23.2%
22.4%
Q2'17
Q2'18
23.2%
22.4%
Q2'17
Q2'18
Operating Margin
5.7%
5.9%
Q2'17
Q2'18
5.8%
7.7%
Q2'17
Q2'18
– GAAP results
– Adjusted (non-GAAP) results

Q2 2018 Highlights

- Revenues grew 8 percent to $161 million, continuing to benefit from a nearly 10 percent increase in crews in the North America CIPP business to serve customer demand.
- Adjusted operating income of $12 million increased 43 percent from the prior year and was driven by higher North America CIPP volumes, favorable performance within the North America Fyfe® operations and improved demand and utilization in the Fusible PVC® pipe business.
- Results in Denmark and Australia continued to disappoint, leading to $1 million in adjusted operating losses in the quarter and $2.5 million year to date. Management initiated an active sale process for Australia in May '18.

The North America CIPP business experienced a weaker than planned 1H'18 due to severe Q1'18 weather, lower productivity from crews added early in the year and isolated project challenges in the Midwest region.

However, we've seen marked productivity improvements in June and July as newer crews ramp to full capacity. These trends, combined with record North America CIPP backlog levels and our actions to exit select underperforming international businesses, position the platform well to achieve strong 2H'18 performance.

2018 Outlook

Revenues for Infrastructure Solutions are expected to grow in the low to mid-single digit range. Due to persistent weakness in Australia and Denmark as well as Q1'18 weather impacts, adjusted operating margins are now expected to improve between 50 and 100 basis points from FY'17 levels.

- Contract backlog at June 30, 2018 was on par with prior-year levels, despite the exit of the Fyfe North America structural construction business in late FY'17. North America CIPP backlog reached a quarterly record with bid margins in line with the prior year, despite rising cost inputs, including labor and fuel costs.
- Management expects to complete the exit of the Denmark and Australia CIPP contracting businesses by the end of FY'18.


Infrastructure Solutions
Contract Backlog
$379.0
$376.3
(0.7)%
6/30/17
6/30/18
in USD millions, except percentage

CORROSION PROTECTION YEAR-OVER-YEAR DECLINES REFLECT LOST CONTRIBUTION FROM DEEPWATER PROJECT


Revenues
$127.7
$96.4
(24.5)%
Q2'17
Q2'18
Gross Profit
$35.6
$24.5
(31.1)%
$35.6
$24.5
(31.1)%
Q2'17
Q2'18
Q2'17
Q2'18
Operating Income
$11.2
(74.2)%
$2.9
$11.2
(66.2)%
$3.8
Q2'17
Q2'18
Q2'17
Q2'18
Gross Margin
27.9%
25.5%
27.9%
25.5%
Q2'17
Q2'18
Q2'17
Q2'18
Operating Margin
8.8%
3.0%
8.8%
3.9%
Q2'17
Q2'18
Q2'17
Q2'18
in USD millions, except percentages
– GAAP results
– Adjusted (non-GAAP) results

Q2 2018 Highlights

- Adjusted operating income was $4 million in Q2’18, declining from the prior year primarily due to more than $40 million in lost revenues and related profit contribution from the large deepwater project.
- Favorable performance on the international coating projects and improvements in the cathodic protection business offset customer-driven delays in timing of awards for Tite Liner® projects in the U.S. and Middle East.
- Cathodic protection adjusted margins continued to benefit from improved U.S. project execution, increasing sharply from the prior year.

Corrosion Protection is expected to deliver significantly stronger 2H'18 results versus both 2H'17 and 1H'18, driven by continued productivity improvements in the U.S. cathodic protection business and expected performance on several recent Tite Liner® awards in the U.S. and Canada.

Additionally, nearly 40 percent of work remains on the large high-margin international coating projects, much of which is expected to be completed in the next six months.

2018 Outlook

Revenues for Corrosion Protection are expected to decline between 10 and 15 percent from FY’17, reflecting the lost contribution from the large deepwater project. Excluding the large project, revenues are projected to increase approximately 15 percent. Adjusted operating margins are expected to be between 3.5 and 4 percent.

- Contract backlog at June 30, 2018 declined 19 percent from the prior year primarily due to work performed on the international robotic coating projects that entered backlog in Q2'17.
- Bayou results for the third quarter are expected to have an immaterial impact to the full-year outlook. Management currently expects the sales process to be completed by mid- to late August.


Corrosion Protection
Contract Backlog
$198.6
$161.3
(18.8)%
6/30/17
6/30/18
in USD millions, except percentage

ENERGY SERVICES IMPROVED GROSS MARGINS VS Q2'17 ON STRONG CONSTRUCTION PROJECT PERFORMANCE


Revenues
$78.4
$77.9
(0.7)%
Q2'17
Q2'18


Gross Profit
$9.8
$10.6
8.2%
$9.8
$10.6
8.2%
Q2'17
Q2'18
Q2'17
Q2'18


Operating Income
$2.0
$2.0
0.8%
$2.0
$2.0
0.8%
Q2'17
Q2'18
Q2'17
Q2'18

in USD millions, except percentages

– GAAP results

– Adjusted (non-GAAP) results


Gross Margin
12.5%
13.6%
12.5%
13.6%
Q2'17
Q2'18
Q2'17
Q2'18


Operating Margin
2.6%
2.6%
2.6%
2.6%
Q2'17
Q2'18
Q2'17
Q2'18

Q2 2018 Highlights

- Revenues dipped slightly from the prior-year period as expected declines in Q2'18 turnaround volumes were partly offset by higher maintenance and construction business.
- Improved performance on construction volumes drove a 110 basis point improvement in gross margin.
- Operating margins remained in line with the prior year, even as operational expenses were up more than $2 million year to date due to a higher overhead structure to support final labor transitions to the trade unions at customer refineries as well as investments to grow specialty service offerings.

Energy Services delivered its sixth consecutive quarter of year-over-year gross margin improvements due to healthy top-line performance and continued operational discipline. Management is investing in the business to further leverage our leading position in the West Coast refinery market through expanded specialty service offerings. The outlook for the segment remains favorable for 2H'18 and into 2019.

2018 Outlook

Energy Services is expected to deliver mid- to upper single digit revenue growth in FY'18. Operating margins are expected to improve between 75 and 150 basis points.

- Contract backlog as of June 30, 2018 grew 2 percent from the prior year, driven by increases in maintenance and construction services and despite the roll off of nearly $20 million related to refinery maintenance agreements with two large customers up for renewal later in the year.
- The Company continues to transition its workforce at refineries to comply with state labor laws.


Energy Services
Contract Backlog
$196.8
$199.9
1.6%
6/30/17
6/30/18

in USD millions, except percentage

Represents expected unrecognized revenues to be realized under long-term Master Service Agreements and other signed contracts, limited to the next 12 months of expected revenues.

RESTRUCTURING UPDATE

In 2017, Aegion announced a series of strategic actions intended to generate more predictable and sustainable long-term earnings growth, including plans to (i) divest Bayou; (ii) exit all non-pipe related contract applications for the Tyfo® system in North America; (iii) right-size the cathodic protection services operation in Canada and the CIPP businesses in Australia and Denmark; and (iv) reduce corporate and other operating costs.

- While restructuring activities in Australia have led to year-over-year improvements in operating results, an assessment of the long-term fit within Aegion's portfolio led to the decision in May to divest the Australia CIPP business. A sales process is under way, consisting of management meetings with multiple prospective buyers. Management believes the process will be completed by the end of FY'18 and has classified Australia's assets and liabilities as held for sale on the balance sheet as of June 30, 2018.
- Aegion also determined in late July to exit CIPP operations in Denmark to address continued underperformance in the business. Management will seek to divest assets, where possible, and expects activities to be completed by the end of the year. As a result of the exit, Aegion may incur non-cash impairment charges or loss on disposal of assets.
- During the first six months of 2018, total pre-tax 2017 Restructuring charges recorded were $8 million. Total pre-tax restructuring and related impairment charges incurred to date are $118 million, including cash charges of $19 million and non-cash charges of $99 million, of which $86 million related to a FY'17 impairment charge as part of exiting the Fyfe structural contracting business in North America. Management expects total restructuring and impairment charges from previously announced actions to be approximately $120 million.
- Additional cash and non-cash charges may be incurred as a result of decisions to exit the CIPP contracting operations in Australia and Denmark and pending the outcome of management's evaluation of remaining international operations outside of the U.S. and Canada to assess the long-term viability of each business. Additionally, as we look to simplify our organizational structure and streamline our operations to best accommodate the Tax Cuts and Jobs Act or for other operational reasons, we could incur both cash and non-cash charges primarily related to the combination or dissolution of certain of our existing subsidiaries, the creation of new subsidiaries, and the foreign currency impact from settlement of inter-company loans. Management expects to incur all charges related to the 2017 Restructuring by the end of FY'18.
- Management expects the restructuring actions and other cost reduction initiatives to achieve annualized cost reductions in excess of $20 million and will evaluate additional savings opportunities related to further 2H'18 actions discussed above. Cost reductions are partially offset by strategic investments made across the company.

About Aegion Corporation (NASDAQ: AEGN)
Aegion combines innovative technologies with market-leading expertise to maintain, rehabilitate and strengthen infrastructure around the world. Since 1971, the Company has played a pioneering role in finding innovative solutions to rehabilitate aging infrastructure, primarily pipelines in the wastewater, water, energy, mining and refining industries. Aegion also maintains the efficient operation of refineries and other industrial facilities. Aegion is committed to Stronger. Safer. Infrastructure.® More information about Aegion can be found at www.aegion.com.

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Aegion's forward-looking statements in this news release represent its beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to Aegion and on management's beliefs, assumptions, estimates or projections and are not guarantees of future events or results. When used in this document, the words "anticipate," "estimate," "believe," "plan," "intend, "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of Aegion's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission on March 1, 2018, and in subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events may not occur. In addition, Aegion's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, Aegion does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by Aegion from time to time in Aegion's filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by Aegion in this news release are qualified by these cautionary statements.

Information regarding the impact of the Tax Cuts and Jobs Act consists of preliminary estimates which are forward-looking statements and are subject to change, possibly materially. Information regarding the impacts of the Tax Cuts and Jobs Act is based on our current calculations, as well as our current interpretations, assumptions and expectations, which are subject to further change.

About Non-GAAP Financial Measures
Aegion has presented certain information in this release excluding certain items that impacted income, expense and earnings per share. The adjusted earnings per share in the quarters and six-month periods ended June 30, 2018 and 2017 exclude charges related to the Company's restructuring efforts, acquisition and divestiture-related activities and credit facility amendment fees.

Aegion management uses such non-GAAP information internally to evaluate financial performance for Aegion's operations because Aegion's management believes such non-GAAP information allows management to more accurately compare Aegion's ongoing performance across periods. As such, Aegion's management believes that providing non-GAAP financial information to Aegion's investors is useful because it allows investors to evaluate Aegion's performance using the same methodology and information used by Aegion management.

Aegion®, Fyfe®, Tite Liner® and Fusible PVC® and the associated logos are the registered trademarks of Aegion Corporation and its affiliates. (AEGN-ER)

CONTACT: Aegion Corporation
David F. Morris, Executive Vice President and Chief Financial Officer
(636) 530-8000

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except share and per share information)

	For the Quarters Ended June 30,		For the Six Months Ended June 30,	
	2018	**2017**	**2018**	**2017**
Revenues	$ 335,030	$ 354,473	$ 659,891	$ 679,648
Cost of revenues	263,977	274,705	527,334	532,468
Gross profit	71,053	79,768	132,557	147,180
Operating expenses	54,222	58,109	110,364	110,855
Acquisition and divestiture expenses	832	—	1,224	533
Restructuring and related charges	1,540	—	3,329	—
Operating income	14,459	21,659	17,640	35,792
Other income (expense):				
Interest expense	(3,923)	(4,005)	(9,366)	(8,052)
Interest income	62	35	109	84
Other	(506)	(408)	(768)	(795)
Total other expense	(4,367)	(4,378)	(10,025)	(8,763)
Income before taxes on income	10,092	17,281	7,615	27,029
Taxes on income	2,894	5,103	1,893	7,098
Net income	7,198	12,178	5,722	19,931
Non-controlling interests (income) loss	723	(1,078)	130	(2,960)
Net income attributable to Aegion Corporation	$ 7,921	$ 11,100	$ 5,852	$ 16,971
Earnings per share attributable to Aegion Corporation:				
Basic	$ 0.24	$ 0.33	$ 0.18	$ 0.51
Diluted	$ 0.24	$ 0.33	$ 0.18	$ 0.50
Weighted average shares outstanding - Basic	32,378,260	33,375,989	32,430,819	33,596,435
Weighted average shares outstanding - Diluted	33,006,860	34,059,846	33,099,245	34,282,372

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Quarter Ended June 30, 2018

	As Reported (GAAP)	Restructuring Charges [(1)]	Acquisition/ Divestiture Related Expenses [(2)]	Credit Facility Fees [(3)]	As Adjusted (Non-GAAP)
Affected Line Items:					
Operating expenses	$ 54,222	$ (1,373)	$ —	—	$ 52,849
Acquisition and divestiture expenses	832	—	(832)	—	—
Restructuring and related charges	1,540	(1,540)	—	—	—
Operating income	14,459	2,913	832	—	18,204
Other income (expense):					
Interest expense	(3,923)	—	—	64	(3,859)
Income before taxes on income	10,092	2,913	832	64	13,901
Taxes on income	2,894	463	178	17	3,552
Net income	7,198	2,450	654	47	10,349
Net income attributable to Aegion Corporation	7,921	2,450	654	47	11,072
Diluted earnings per share:					
Net income attributable to Aegion Corporation	$ 0.24	$ 0.08	$ 0.02	$ —	$ 0.34

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for operating expenses of $1,373 primarily related to wind-down expenses, reserves for potentially uncollectible receivables, fixed asset disposals and other restructuring-related charges; and (ii) pre-tax restructuring and related charges of $1,540 related to employee severance, extension of benefits, employment assistance programs and early lease and contract termination costs.

(2) Includes non-GAAP adjustments primarily related to expenses incurred in connection with the Company’s acquisition of Hebna and planned divestitures of Bayou and the CIPP operations in Australia.

(3) Includes non-GAAP charges related to certain out-of-pocket expenses associated with amending the Company's credit facility.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Quarter Ended June 30, 2017

	As Reported (GAAP)	Restructuring Charges [1]	As Adjusted (Non-GAAP)
Affected Line Items:			
Cost of revenues	$ 274,705	$ 12	$ 274,717
Gross profit	79,768	(12)	79,756
Operating expenses	58,109	(285)	57,824
Operating income	21,659	273	21,932
Income before taxes on income	17,281	273	17,554
Taxes on income	5,103	88	5,191
Net income	12,178	185	12,363
Net income attributable to Aegion Corporation	11,100	185	11,285
Diluted earnings per share:			
Net income attributable to Aegion Corporation	$ 0.33	$ —	$ 0.33

[1] Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $(12) related to the write-off of certain other assets; and (ii) pre-tax restructuring charges for operating expenses of $285 primarily related to wind-down and other restructuring-related charges, net of the reversal of reserves for potentially uncollectible receivables.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Six Months Ended June 30, 2018

	As Reported (GAAP)	Restructuring Charges (1)	Acquisition/ Divestiture Related Expenses (2)	Credit Facility Fees (3)	As Adjusted (Non-GAAP)
Affected Line Items:					
Operating expenses	$ 110,364	$ (4,828)	$ —	$ —	$ 105,536
Acquisition and divestiture expenses	1,224	—	(1,224)	—	—
Restructuring and related charges	3,329	(3,329)	—	—	—
Operating income	17,640	8,157	1,224	—	27,021
Other income (expense):					
Interest expense	(9,366)	—	—	1,789	(7,577)
Income before taxes on income	7,615	8,157	1,224	1,789	18,785
Taxes on income	1,893	1,021	275	472	3,661
Net income	5,722	7,136	949	1,317	15,124
Net income attributable to Aegion Corporation	5,852	7,136	949	1,317	15,254
Diluted earnings per share:					
Net income attributable to Aegion Corporation	$ 0.18	$ 0.21	$ 0.03	$ 0.04	$ 0.46

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for operating expenses of $4,828 primarily related to wind-down expenses, reserves for potentially uncollectible receivables, fixed asset disposals and other restructuring-related charges; and (ii) pre-tax restructuring and related charges of $3,329 related to employee severance, extension of benefits, employment assistance programs and early lease and contract termination costs.

(2) Includes non-GAAP adjustments primarily related to expenses incurred in connection with the Company's acquisition of Hebna and planned divestitures of Bayou and the CIPP operations in Australia.

(3) Includes non-GAAP charges related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with amending the Company's credit facility.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Six Months Ended June 30, 2017

	As Reported (GAAP)	Restructuring Charges (1)	Acquisition-Related Expenses (2)	As Adjusted (Non-GAAP)
Affected Line Items:				
Cost of revenues	$ 532,468	$ (156)	$ —	$ 532,312
Gross profit	147,180	156	—	147,336
Operating expenses	110,855	(34)	—	110,821
Acquisition-related expenses	533	—	(533)	—
Operating income	35,792	190	533	36,515
Income before taxes on income	27,029	190	533	27,752
Taxes on income	7,098	235	108	7,441
Net income	19,931	(45)	425	20,311
Net income attributable to Aegion Corporation	16,971	(45)	425	17,351
Diluted earnings per share:				
Net income attributable to Aegion Corporation	$ 0.50	$ —	$ 0.01	$ 0.51

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $156 related to the write-off of certain other assets; and (ii) pre-tax restructuring charges for operating expenses of $34 related to wind-down and other restructuring-related charges, net of the reversal of reserves for potentially uncollectible receivables.

(2) Includes non-GAAP adjustments related to expenses incurred in connection with the Company's acquisition of Environmental Techniques and other potential acquisition activity pursued by the Company during the period.

Segment Reporting

Infrastructure Solutions

(in thousands)	Quarter Ended June 30, 2018			Quarter Ended June 30, 2017		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 160,732	$ —	$ 160,732	$ 148,311	$ —	$ 148,311
Cost of revenues	124,783	—	124,783	113,947	12	113,959
Gross profit	35,949	—	35,949	34,364	(12)	34,352
Gross profit margin	22.4%		22.4%	23.2%		23.2%
Operating expenses	24,805	(1,210)	23,595	25,973	(285)	25,688
Acquisition and divestiture expenses	286	(286)	—	—	—	—
Restructuring and related charges	1,344	(1,344)	—	—	—	—
Operating income	9,514	2,840	12,354	8,391	273	8,664
Operating margin	5.9%		7.7%	5.7%		5.8%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, fixed asset disposals and other restructuring charges; and (ii) expenses incurred in connection with the planned divestiture of the CIPP business in Australia.

(2) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, reversal of reserves for potentially uncollectible receivables, wind-down and other restructuring charges.

Corrosion Protection

(in thousands)	Quarter Ended June 30, 2018			Quarter Ended June 30, 2017		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Revenues	$ 96,389	$ —	$ 96,389	$ 127,715	$ —	$ 127,715
Cost of revenues	71,852	—	71,852	92,079	—	92,079
Gross profit	24,537	—	24,537	35,636	—	35,636
Gross profit margin	25.5%		25.5%	27.9%		27.9%
Operating expenses	20,896	(163)	20,733	24,397	—	24,397
Acquisition and divestiture expenses	546	(546)	—	—	—	—
Restructuring and related charges	196	(196)	—	—	—	—
Operating income	2,899	905	3,804	11,239	—	11,239
Operating margin	3.0%		3.9%	8.8%		8.8%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs and other restructuring charges; and (ii) expenses incurred in connection with the acquisition of Hebna and planned divestiture of the Bayou business.

Energy Services

(in thousands)	Quarter Ended June 30, 2018			Quarter Ended June 30, 2017		
	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Revenues	$ 77,909	$ —	$ 77,909	$ 78,447	$ —	$ 78,447
Cost of revenues	67,342	—	67,342	68,679	—	68,679
Gross profit	10,567	—	10,567	9,768	—	9,768
Gross profit margin	13.6%		13.6%	12.5%		12.5%
Operating expenses	8,521	—	8,521	7,739	—	7,739
Operating income	2,046	—	2,046	2,029	—	2,029
Operating margin	2.6%		2.6%	2.6%		2.6%

Segment Reporting

Infrastructure Solutions

(in thousands)	Six Months Ended June 30, 2018			Six Months Ended June 30, 2017		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments [2]	As Adjusted (Non-GAAP)
Revenues	$ 295,159	$ —	$ 295,159	$ 277,179	$ —	$ 277,179
Cost of revenues	232,501	—	232,501	211,564	(156)	211,408
Gross profit	62,658	—	62,658	65,615	156	65,771
Gross profit margin	21.2%		21.2%	23.7%		23.7%
Operating expenses	50,397	(3,310)	47,087	51,081	(34)	51,047
Acquisition and divestiture expenses	319	(319)	—	533	(533)	—
Restructuring and related charges	2,777	(2,777)	—	—	—	—
Operating income	9,165	6,406	15,571	14,001	723	14,724
Operating margin	3.1%		5.3%	5.1%		5.3%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, fixed asset disposals and other restructuring charges; and (ii) expenses incurred in connection with the planned divestiture of the CIPP business in Australia.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, reversal of reserves for potentially uncollectible receivables, wind down and other restructuring charges; (ii) expenses incurred in connection with the Company's acquisition of Environmental Techniques and other potential acquisition activity pursued by the Company.

Corrosion Protection

(in thousands)	Six Months Ended June 30, 2018			Six Months Ended June 30, 2017		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Revenues	$ 194,494	$ —	$ 194,494	$ 251,105	$ —	$ 251,105
Cost of revenues	146,381	—	146,381	187,506	—	187,506
Gross profit	48,113	—	48,113	63,599	—	63,599
Gross profit margin	24.7%		24.7%	25.3%		25.3%
Operating expenses	42,935	(1,518)	41,417	45,148	—	45,148
Acquisition and divestiture expenses	905	(905)	—	—	—	—
Restructuring and related charges	552	(552)	—	—	—	—
Operating income	3,721	2,975	6,696	18,451	—	18,451
Operating margin	1.9%		3.4%	7.3%		7.3%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs and other restructuring charges; and (ii) expenses incurred in connection with the acquisition of Hebna and planned divestiture of the Bayou business.

Energy Services

(in thousands)	Six Months Ended June 30, 2018			Six Months Ended June 30, 2017		
	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Revenues	$ 170,238	$ —	$ 170,238	$ 151,364	$ —	$ 151,364
Cost of revenues	148,452	—	148,452	133,398	—	133,398
Gross profit	21,786	—	21,786	17,966	—	17,966
Gross profit margin	12.8%		12.8%	11.9%		11.9%
Operating expenses	17,032	—	17,032	14,626	—	14,626
Operating income	4,754	—	4,754	3,340	—	3,340
Operating margin	2.8%		2.8%	2.2%		2.2%

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share amounts)

	June 30, 2018	December 31, 2017
Assets		
Current assets		
Cash and cash equivalents	$ 74,281	$ 105,717
Restricted cash	1,911	1,839
Receivables, net of allowances of $6,463 and $5,775, respectively	197,738	201,570
Retainage	32,167	33,002
Contract assets	77,329	75,371
Inventories	64,660	63,969
Prepaid expenses and other current assets	26,976	35,282
Assets held for sale	81,262	70,314
Total current assets	556,324	587,064
Property, plant & equipment, less accumulated depreciation	106,262	109,040
Other assets		
Goodwill	261,885	260,715
Identified intangible assets, less accumulated amortization	127,618	132,345
Deferred income tax assets	1,658	1,666
Other assets	16,483	16,269
Total other assets	407,644	410,995
Total Assets	$ 1,070,230	$ 1,107,099
Liabilities and Equity		
Current liabilities		
Accounts payable	$ 66,388	$ 70,611
Accrued expenses	84,034	92,011
Contract liabilities	43,088	51,597
Current maturities of long-term debt	26,555	26,555
Liabilities held for sale	20,247	20,900
Total current liabilities	240,312	261,674
Long-term debt, less current maturities	313,691	318,240
Deferred income tax liabilities	9,500	9,211
Other non-current liabilities	12,289	12,918
Total liabilities	575,792	602,043
Equity		
Preferred stock, undesignated, $.10 par – shares authorized 2,000,000; none outstanding	—	—
Common stock, $.01 par – shares authorized 125,000,000; shares issued and outstanding 32,303,638 and 32,462,542, respectively	323	325
Additional paid-in capital	127,242	140,749
Retained earnings	392,128	386,008
Accumulated other comprehensive loss	(35,688)	(32,836)
Total stockholders' equity	484,005	494,246
Non-controlling interests	10,433	10,810
Total equity	494,438	505,056
Total Liabilities and Equity	$ 1,070,230	$ 1,107,099

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (in thousands)

	For the Six Months Ended June 30,	
	2018	2017
Cash flows from operating activities:		
Net income	$ 5,722	$ 19,931
Adjustments to reconcile to net cash provided by (used in) operating activities:		
Depreciation and amortization	18,777	23,964
Gain on sale of fixed assets	(239)	(223)
Equity-based compensation expense	5,094	6,736
Deferred income taxes	395	5,353
Non-cash restructuring charges	2,980	102
Loss on foreign currency transactions	824	862
Other	477	(1,150)
Changes in operating assets and liabilities (net of acquisitions):		
Receivables net, retainage and contract assets	(6,007)	(36,862)
Inventories	(3,882)	(4,855)
Prepaid expenses and other assets	7,779	19,062
Accounts payable and accrued expenses	(9,960)	(3,210)
Contract liabilities	(12,616)	(30,503)
Other operating	853	310
Net cash provided by (used in) operating activities	10,197	(483)
Cash flows from investing activities:		
Capital expenditures	(13,616)	(12,829)
Proceeds from sale of fixed assets	595	430
Patent expenditures	(209)	(246)
Acquisition activity	(3,000)	(9,045)
Net cash used in investing activities	(16,230)	(21,690)
Cash flows from financing activities:		
Repurchase of common stock	(18,609)	(21,034)
Distributions to non-controlling interests	—	(35)
Payment of contingent consideration	—	(500)
Credit facility amendment fees	(1,093)	—
Principal payments on notes payable	(22)	—
Proceeds from line of credit, net	9,000	17,000
Principal payments on long-term debt	(13,125)	(8,750)
Net cash used in financing activities	(23,849)	(13,319)
Effect of exchange rate changes on cash	(830)	8,056
Net decrease in cash, cash equivalents and restricted cash for the period	(30,712)	(27,436)
Cash, cash equivalents and restricted cash, beginning of year	108,545	134,392
Cash, cash equivalents and restricted cash, end of period	77,833	106,956
Cash, cash equivalents and restricted cash associated with assets held for sale, end of period	(1,641)	—
Cash, cash equivalents and restricted cash, end of period	$ 76,192	$ 106,956